EXHIBIT 99.1

                     FIFTH AMENDMENT TO THE CREDIT AGREEMENT

      FIFTH AMENDMENT TO THE CREDIT AGREEMENT (the "Fifth Amendment"), dated as of January 16, 2003, among TRENWICK AMERICA CORPORATION, a Delaware corporation (the "Borrower"), TRENWICK HOLDINGS LIMITED., a company organized under the laws of the United Kingdom and TRENWICK UK HOLDINGS LIMITED, a company organized under the laws of the United Kingdom (collectively, the "Account Party"), the lending institutions from time to time party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a First Union National Bank), as Syndication Agent (the "Syndication Agent"), FLEET NATIONAL BANK, as Documentation Agent (the "Documentation Agent"), and JPMORGAN CHASE BANK (f/k/a The Chase Manhattan
Bank), as Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as so defined.

                              W I T N E S S E T H :

      WHEREAS, the Borrower, the Account Party, the Banks, the Syndication Agent, the Documentation Agent and the Administrative Agent are party to a Credit Agreement, dated as of November 24, 1999 and amended and restated as of September 27, 2000 (as the same has been amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

      WHEREAS, the Trenwick Group Ltd., a company organized under the laws of Bermuda ("Holdings") and the Administrative Agent entered into a Holdings Guaranty, dated as of September 27, 2000 (as the same has been amended, modified or supplemented to, but not including, the date hereof, the "Holdings Guaranty") in order to induce the Banks to make Loans to the Borrower and issue Letters of Credit for the account of the Account Party and Guaranteed Creditors (and Lending Affiliates thereof) to enter into Interest Rate Protection Agreements and Other Hedging Agreements with the Borrower and/or the Account Party; and

      WHEREAS, subject to the terms and conditions set forth below, the Banks hereto wish to grant amendments to the Credit Agreement as provided herein;

      NOW, THEREFORE, it is agreed;

A.    Amendments

      1. The definition of "Specified Expenditures" appearing in Schedule I to the Credit Agreement is hereby amended by (i) deleting the word "and" appearing immediately before clause (xiv) thereof and inserting a comma in lieu thereof and (ii) inserting the following new clauses (xv) and (xvi) immediately after the end of clause (xiv) thereof:


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            ", (xv) fees and expenses incurred for restructuring advisors and legal counsel retained by Holdings in connection with the restructuring and/or reorganization of Holdings and its Subsidiaries, and (xvi) fees and expenses incurred for reserve studies and actuarial services in connection with the evaluation of loss reserves of any applicable Subsidiary of Holdings".

      2. The definition of "Statutory Surplus" appearing in Schedule I to the Credit Agreement is hereby amended by deleting the text "line 27," appearing in said definition and inserting the text "the line captioned "Surplus As Regards Policyholders" appearing on" in lieu thereof.

      3. The definition of "Surplus" appearing in Schedule I to the Credit Agreement is hereby amended by deleting the text "line 32," appearing in said definition and inserting the text "the line captioned "Surplus As Regards Policyholders" appearing on" in lieu thereof.

      4. Schedule I to the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order:

            "Fifth Amendment" shall mean the Fifth Amendment and Consent to the Holdings Guaranty, dated as of January 16, 2003.

            "Fifth Amendment Effective Date" shall have the meaning provided in the Fifth Amendment.

            "TARCO" shall have the meaning provided in Section 4.03(f) of the Holdings Guaranty.

C.    Miscellaneous Provisions

      1. In order to induce the Banks to enter into this Fifth Amendment, each of the Borrower and each Account Party hereby represent and warrant on behalf of themselves and their respective Subsidiaries that (i) the representations and warranties of contained in Section 2 of the Holdings Guaranty are true and correct in all material respects on and as of the Fifth Amendment Effective Date (as defined below) (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date), and (ii) there exists no Default or Event of Default under the Credit Agreement on the Fifth Amendment Effective Date (other than with respect to Holdings' failure to comply with Section 4.04(g) of the Holdings Guaranty), in each case after giving effect to this Fifth Amendment.

      2. This Fifth Amendment is limited as specified and shall not constitute an amendment, modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

      3. THIS FIFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.


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      4. This Fifth Amendment shall become effective on the date (the "Fifth
Amendment Effective Date") when each of the following conditions have been satisfied:

            (i) the Borrower, each Account Party and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent; and

            (ii) Holdings and the Required Banks have signed the Fifth Amendment and Consent to the Holdings Guaranty dated as of January 16, 2003 (the "Holdings Guaranty Amendment").

      5. From and after the Fifth Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents shall be deemed to be referenced to the Credit Agreement as modified hereby.

                                      * * *


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      IN WITNESS WHEREOF, the undersigned have caused this Third Amendment to be duly executed and delivered as of the date first above written.

                                        TRENWICK AMERICA CORPORATION

                                        By: /s/ Alan L. Hunte
                                           -------------------------------
                                           Name:  Alan L. Hunte
                                           Title: Executive Vice President
                                                  Chief Financial Officer


                                        TRENWICK HOLDINGS LIMITED

                                        By: /s/ Alan L. Hunte
                                           -------------------------------
                                           Name:  Alan L. Hunte
                                           Title: Director


                                        TRENWICK UK HOLDINGS LIMITED

                                        By: /s/ Alan L. Hunte
                                           -------------------------------
                                           Name:  Alan L. Hunte
                                           Title: Director


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                  [Bank Signature Pages Intentionally Omitted]


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